UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

STOCK YARDS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1040 East Main Street
Louisville, Kentucky 40206
502.582.2571

April 10, 2020
Dear Fellow Shareholders,
I am writing to inform you of an important change regarding the location and format of the 2020 annual meeting of shareholders of Stock Yards Bancorp.  Due to the public health threat of the coronavirus (COVID-19) pandemic and related restrictions on public gatherings and travel, and to support the health and well-being of our shareholders, employees, directors, meeting participants and community, your Board of Directors has decided to hold the Annual Meeting in a virtual-only format through a live audio webcast.  As previously announced, the Annual Meeting will still be held on Thursday, April 23, 2020, at 10:00 a.m., Eastern Time.  However, you will not be able to attend the meeting in person at a physical location.
As described in the previously distributed proxy materials for the Annual Meeting, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on February 28, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker or other nominee.
To attend the Annual Meeting online, simply visit the virtual meeting website at www.virtualshareholdermeeting.com/SYBT2020.  In order to be admitted to the meeting, you will need to enter the 16-digit control number found on your proxy card, voting instruction form or email notice included with your proxy materials.  After logging into the meeting platform, you will be able to vote your shares electronically if you have not already done so.
The meeting webcast will begin promptly at 10:00 a.m., Eastern Time, on April 23, 2020.  Online registration will begin 15 minutes prior to the start time of the meeting, and you should allow sufficient time to complete the login process.  Technical support numbers will be available on the meeting web site if you have questions about the new format or experience difficulties accessing the online web portal for the meeting.
The online meeting format will provide the same opportunities for shareholder participation as an in-person meeting, including the ability to submit questions either before or during the meeting.  The enclosed Notice of Change of Location of Annual Meeting provides additional information about the virtual meeting format, including instructions for accessing the online meeting site, voting and submitting questions.  If you are unable to attend, a replay of the webcast will be available on the virtual meeting web site within 24 hours following the meeting.
Whether or not you plan to participate in the virtual meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials.  If you have already voted, your vote is still effective and no further action is required unless you wish to change your vote.  The proxy card, voting instruction form or email notice included with the previously distributed proxy materials may continue to be used to vote your shares in connection with the Annual Meeting.  We have included a duplicate proxy card for your convenience.
Sincerely yours,
/s/ David P. Heintzman
David P. Heintzman
Chairman of the Board

 Stock Yards Bancorp, Inc.
1040 East Main Street
Louisville, Kentucky 40206

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS
 TO BE HELD ON THURSDAY, APRIL 23, 2020
The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Stock Yards Bancorp, Inc. (the “Company”), dated March 13, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, April 23, 2020.
 This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 10, 2020.
THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on April 23, 2020:  The Notice and Proxy Statement and Annual Report are available at http://irinfo.com/sybt/sybt.html.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2020

To the Shareholders of Stock Yards Bancorp, Inc.:
Due to the public health impact of the coronavirus (COVID-19) pandemic and government-required restrictions on travel and public gatherings, and to support the health and well-being of our shareholders, employees, directors and other meeting participants, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders of Stock Yards Bancorp, Inc. (the “Company”) has been changed.  The previously announced date and time of the Annual Meeting (Thursday, April 23, 2020 at 10:00 a.m., Eastern Time) has not changed.  However, the Annual Meeting will now be held solely by remote communication in a virtual-only format. You will not be able to attend the Annual Meeting in person at a physical location.
The Annual Meeting will be accessible on the internet at www.virtualshareholdermeeting.com/SYBT2020.  As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder of record as of the close of business on February 28, 2020, the record date for the meeting, or if you hold a valid legal proxy from your bank, broker or other nominee.  You may vote your shares and will have the opportunity to submit questions during the virtual meeting by registering as a shareholder and following the instructions included with this Notice or available on the meeting website.  To be admitted to the virtual meeting as a shareholder, you must enter the 16-digit control number found on the proxy card, voting instruction form or email notice previously sent to you.  Shareholders also have the opportunity to submit questions prior to the start of the virtual meeting by following the instructions provided with this Notice.
It is important that you review the proxy materials for the Annual Meeting that were previously distributed to you.  Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials.  The proxy card included with the previously distributed proxy materials will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote your shares in connection with the Annual Meeting.  For your convenience, a duplicate card is enclosed with this Notice.  If you have already voted, the proxies will vote your shares in accordance with your instructions and no additional action is required unless you wish to change your vote or revoke a previous proxy.
A list of our shareholders of record as of the record date for the Annual Meeting will be available for viewing by shareholders during the virtual meeting for any legally valid purpose related to the Annual Meeting.
By Order of the Board of Directors
/s/ James A. Hillebrand
James A. Hillebrand
Chief Executive Officer
April 10, 2020
The Annual Meeting on April 23, 2020 at 10:00 a.m., Eastern Time, will be available at www.virtualshareholdermeeting.com/SYBT2020.  The Proxy Statement and the Company’s Annual Report on Form 10-K for the 2019 fiscal year are available at www.proxyvote.com.  These materials are also available on the Investor Relations page of the Company’s website at www.syb.com.

ADDITIONAL INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING
This year our Annual Meeting will be a completely virtual meeting.  There will be no physical meeting location. The meeting will only be conducted via live audio webcast.
How Do I Participate in the Meeting?
To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/SYBT2020 and enter the 16-digit control number included on your proxy card, voting instruction form or email notice that accompanied your proxy materials.  You may log into the meeting platform beginning at 9:45 a.m., Eastern Time, on April 23, 2020. The live audio webcast will begin promptly at 10:00 a.m., Eastern Time.  We encourage shareholders to access the virtual meeting web site prior to the start of the meeting and to allow sufficient time to complete the online registration process.
What are the Technical Requirements for Accessing the Online Meeting Site?
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins.  Participants should ensure that they have a strong Internet connection wherever they intend to participate in the meeting.  Participants should also give themselves ample time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
Can I Vote My Shares During the Meeting?
Yes, after logging into the web portal shareholders will be able to vote by clicking the “Vote Here” button on the meeting screen.  You may also continue to vote your shares by mail, telephone or internet prior to the virtual meeting by following the voting instructions included in your proxy materials.  If you have already voted using one of these methods you do not need to vote again at the meeting unless you wish to change your vote or revoke a previous proxy.
Will I Have an Opportunity to Submit a Question?
Yes, shareholders will have the opportunity to submit questions if they choose.  If you wish to submit a question, you may do so in two ways.  If you want to ask a question before the meeting, you may log into www.proxyvote.com and enter your 16-digit control number. Next, click on "Question for Management," type in your question and click "Submit."  Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/SYBT2020, type your question into the "Ask a Question" field and click "Submit.”  Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered together.
Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Shareholders should refer to the Rules of Conduct and Procedures for the meeting that will be posted on the virtual meeting web site for guidelines regarding the submission of questions, including certain topics and subject matter that we will consider inappropriate for purposes of the meeting.  Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered at www.syb.com. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.
What If I Have Lost or Misplaced My 16-Digit Control Number?
If you no longer have your control number or were not a shareholder on February 28, 2020, you may still enter the meeting as a guest in listen-only mode.  To access the meeting as a guest, visit www.virtualshareholdermeeting.com/SYBT2020 and enter the requested information on the welcome screen.  However, if you attend the meeting as a guest, you will not have the ability to vote or submit questions.
What If I Experience Technical Difficulties Accessing the Meeting?
If you encounter any technical difficulties with the virtual meeting platform, please use the telephone numbers listed on the meeting web site prior to the start of the meeting and technicians will be available to assist you.